SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 23, 2001

AUDIBLE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-26529 (Commission File Number)	22-3407945 (IRS Employer Identification No.)

65 Willowbrook Blvd.
Wayne, New Jersey 07470
(Address of principal executive offices) (Zip Code)

(973) 837-2700
(Registrant’s telephone number)

Item 5. Other Events.

      On July 23, 2001, Audible, Inc. announced that Donald R. Katz has been appointed Chief Executive Officer and Robert Kramer has been appointed President. Thomas Baxter, the former Chief Executive Officer and President, will continue to serve on Audible’s board of directors.

      A copy of the press release announcing the foregoing is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      Exhibits.

      99.1      Press release dated July 23, 2001

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 24, 2001	Audible, Inc.

/s/ Donald R. Katz

By: Donald R. Katz

Title: Chairman

EXHIBIT INDEX

      99.1      Press released dated July 24, 2001